STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of March 20, 2003, by and between Access Solutions International Inc., a Delaware corporation ("Seller"), and William Weiss, an individual with offices at PaperClip Software, Inc., 646 Route 46 West, Hasbrouck Heights, NJ 07604 ("Purchaser"). Seller and Purchaser are sometimes individually referred to herein as a "Party" and together as the "Parties."

         WHEREAS, Seller desires to sell 3,649,543 Shares of Series A Preferred Stock, par value $0.01 per share (the "Securities"), of PaperClip Software, Inc. ("PaperClip");

         WHEREAS, the Securities are "restricted" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and are therefore subject to certain limitations on resale; and

         WHEREAS, Purchaser desires to purchase the Securities, and Seller desires to sell the same, on the terms and conditions hereinafter contained.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Purchase and Sale.

         1.01. Generally. Subject to and upon the terms and conditions hereinafter set forth, at the closing of the transactions contemplated hereby (the "Closing"), and in reliance upon the representations and warranties contained in this Agreement, Seller shall sell, assign, transfer and deliver to Purchaser, and Purchaser shall purchase from Seller, the Securities, free and clear of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (collectively, "Liens").

         1.02. Consideration. At the Closing, in consideration of the sale, assignment, transfer, and delivery of the Securities, Purchaser shall pay or cause to be paid to Seller an aggregate amount, in cash, equal to $106,986.29.

         1.03.  Method  of  Payment.   Purchaser  shall  make  payment  for  the
Securities in immediately available funds by wire transfer to an account specified in writing by Seller.

2. Closing. The Closing shall be held on the date hereof at the offices of Edwards & Angell, LLP, 2800 Financial Plaza, Providence, RI 02903. The following shall take place at the Closing:

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         2.01.  Transfer  of  Securities.  Seller  shall  deliver or cause to be delivered to Purchaser certificates representing the Securities, duly endorsed in blank, accompanied by stock powers with signature guarantees or an affidavit of loss for such certificates.

         2.02.  Closing  Payment.  Purchaser shall make the payment  required by
Section 1 to be made at the Closing.

3. Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows:

         3.01. Authority. Seller is a corporation organized under the laws of the State of Delaware. Seller has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Seller has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

         3.02. Binding Obligation. This Agreement has been duly executed and delivered by Seller and, and assuming due authorization, execution and delivery of the Agreement by Purchaser, this Agreement constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effects of general equitable principles.

         3.03. No Consent; No Conflict. Except as set forth on Schedule 3.03, the execution and delivery of this Agreement by Seller do not, and the performance of this Agreement by Seller will not, require any prior consent, approval, authorization or other action by, or prior filing with or notification to, any governmental or regulatory authority. The execution, delivery and performance of this Agreement by Seller do not (i) conflict with or violate the organizational documents of Seller, or (ii) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, award or agreement applicable to Seller.

         3.04. Ownership. Seller owns, beneficially and of record, and has good, valid and marketable title to and the right to transfer to Purchaser, the Securities, free and clear of any and all Liens. At the Closing, Seller will convey ownership of the Securities, and after giving effect to the transactions contemplated herein, Purchaser will own, and have good, valid and marketable title to, the Securities, free and clear of any and all Liens.

4.       Representations   and   Warranties  of  Purchaser.   Purchaser   hereby
represents and warrants to Seller as follows:

         4.01. Authority. Purchaser has all necessary power and authority to enter into this Agreement, to carry out his obligations hereunder and to consummate the transactions contemplated hereby. Purchaser has taken all necessary action to authorize the execution, delivery and performance by him of this Agreement.
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         4.02.  Binding  Obligation.  This  Agreement has been duly executed and delivered by Purchaser and, and assuming due authorization, execution and delivery of the Agreement by Seller, this Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effects of general equitable principles.

         4.03. No Consent; No Conflict. Except as set forth on Schedule 4.03, the execution and delivery of this Agreement by Purchaser do not, and the performance of this Agreement by Purchaser will not, require any prior consent, approval, authorization or other action by, or prior filing with or notification to, any governmental or regulatory authority. The execution, delivery and performance of this Agreement by Purchaser do not conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, award or agreement applicable to Purchaser.

         4.04. Nature of Purchaser. Purchaser has been an executive officer of PaperClip since October 1991 and, as such, has personal knowledge of business, financial condition and affairs of PaperClip. Purchaser has such knowledge and experience in financial and business matters generally that he is capable of evaluating the merits of the transactions contemplated by this Agreement.
Purchaser: (i) has the ability to bear the economic risks inherent in his investment in the Securities; (ii) is able, without materially impairing his financial condition, to hold the Securities for an indefinite period of time, and to suffer a complete loss of his investment; and (iii) understands and has fully considered the risks inherent in this investment in the Securities.

         4.05. Nature of Securities. Purchaser acknowledges that the Securities are not registered under the Securities Act and may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. Purchaser is acquiring the Securities for investment purposes only for his own account, and not with a view to the sale or distribution thereof except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom. Purchaser understands the relative rights and preferences of the Securities set forth in PaperClip's Certificate of Incorporation.

         4.06. Accredited Investor. Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

         4.07. Residence. Purchaser is a resident of, and first learned of this investment in, the State of New Jersey, and intends that the securities laws of that State alone govern the purchase and sale of the Securities.

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

5.       Miscellaneous.

         5.01. Expenses. Each Party shall pay all costs and expenses incurred by such Party in respect of the transactions contemplated hereby. Seller shall be liable for and shall pay any transfer taxes attributable to the purchase and sale of the Securities.

         5.02. Entirety of Agreement. This Agreement states the entire agreement of the Parties, merges all prior negotiations, agreements and understandings, if any, and states in full all representations, warranties, covenants, and agreements which have induced this Agreement. No Party shall make any contrary representations in dealing with third parties. There are no representations or warranties, express or implied, except as specifically set forth in this Agreement.

         5.03. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the Parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a Party as shall be specified by like notice):

                           (a) If to Seller:
                                    Access Solutions International Inc.
                                    c/o Point Gammon Corporation
                                    One Providence Washington Plaza, 4th Floor
                                    Providence, RI  02903
                                    Attn:  Thomas E. Gardner, Chairman
                                    Telecopy:  (401) 885-8504
                                    Confirm: (401) 854-0520 ext. 17

                                    With a copy to:
                                    Edwards & Angell, LLP
                                    2800 Financial Plaza
                                    Providence, RI  02903
                                    Attn: John E. Ottaviani, Esq.
                                    Telecopy: (401) 276-6612
                                    Confirm: (401) 274-9200

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                           (b) If to Purchaser:

                                    William Weiss
                                    c/o PaperClip Software, Inc.
                                    646 Route 46 West
                                    Hasbrouck Heights, NJ 07604
                                    Telecopy:  (201) 487-5184
                                    Confirm:  (201) 487-2266 ext. 209

                                    With a copy to:
                                    Swidler Berlin Shereff Friedman, LLP
                                    The Chrysler Building
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Attn: Richard A. Goldberg, Esq.
                                    Telecopy:  (212) 891-9598
                                    Confirm:  (212) 973-0111

         5.04. Waiver. No waiver by any Party of any term, provision, agreement, representation, or warranty contained in this Agreement (or any breach thereof) shall be effective unless it is in writing executed by the Party against which such waiver is to be enforced. No waiver shall be deemed or construed as a further or continuing waiver of any such term, provision, agreement, representation or warranty (or breach) on any other occasion or as a waiver of any other term, provision, agreement, representation or warranty (or of the breach of any other term, provision, agreement, representation or warranty) contained in this Agreement on the same or any other occasion.

         5.05. Further Assurances. Each of the Parties agrees to execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

         5.06. Assignment; Binding Nature; No Beneficiaries. This Agreement may not be assigned by any Party without the prior written consent of Purchaser and Seller. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, personal representatives, legatees, successors and permitted assigns. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective heirs, personal representatives, legatees, successors and permitted assigns.

         5.07. Severability. If any provision of this Agreement is found unenforceable by a court of competent jurisdiction, such unenforceable provision shall not affect the other provisions but shall be deemed modified to the extent necessary to render it enforceable, preserving to the fullest extent permissible the intent of the Parties.
         5.08. Governing Law. Except to the extended provided in Section 4.07, this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware applicable to contracts executed and fully performed within the State of Delaware.

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

         5.09. Execution and Delivery. This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement may be delivered by facsimile transmission with the same legal effect as if delivery of an original were made in person.

                     [Signatures Appear on Following Page.]


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


         IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first set forth above.


                               SELLER:

                               ACCESS SOLUTIONS INTERNATIONAL InC.


                               By: /s/ Thomas E. Gardner
                                   --------------------------
                               Name:   Thomas E. Gardner
                               Title:  Chairman

                               PURCHASER:

                                By: /s/ William  Weiss
                                    -------------------------
                                        William Weiss





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


                         SCHEDULE 3.03 - SELLER CONSENTS


                                      None


                        SCHEDULE 4.03 -PURCHASER CONSENTS


                  Purchaser must file a Schedule 13D and a Form 4 with the Securities and Exchange Commission after the Closing to report the acquisition of the Securities pursuant to this Agreement.











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